EX 99.28(d)(30)

Amendment
to
Investment Sub-Advisory Agreement
between
Jackson National Asset Management, LLC
and
Mellon Capital Management Corporation

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Mellon Capital Management Corporation, a Delaware corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of the 18th day of February 2004, and Amended and Restated effective as of the 1st day of December, 2012 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain funds of JNL Variable Fund LLC.

Whereas, the parties wish to amend the Agreement in order to reflect name changes for certain funds from the “Current Fund Name” to the “New Fund Name,” as set forth below, effective April 29, 2013:

Current Fund Name	New Fund Name
JNL/Mellon Capital Management DowSM 10 Fund	JNL/Mellon Capital DowSM 10 Fund
JNL/Mellon Capital Management S&P® 10 Fund	JNL/Mellon Capital S&P® 10 Fund
JNL/Mellon Capital Management Global 15 Fund	JNL/Mellon Capital Global 15 Fund
JNL/Mellon Capital Management 25 Fund	JNL/Mellon Capital 25 Fund
JNL/Mellon Capital Management Select Small-Cap Fund	JNL/Mellon Capital Select Small-Cap Fund
JNL/Mellon Capital Management Nasdaq® 25 Fund	JNL/Mellon Capital Nasdaq® 25 Fund
JNL/Mellon Capital Management Value Line® 30 Fund	JNL/Mellon Capital Value Line® 30 Fund
JNL/Mellon Capital Management DowSM Dividend Fund	JNL/Mellon Capital DowSM Dividend Fund
JNL/Mellon Capital Management S&P® 24 Fund	JNL/Mellon Capital S&P® 24 Fund
JNL/Mellon Capital Management VIP Fund	JNL/Mellon Capital VIP Fund
JNL/Mellon Capital Management JNL 5 Fund	JNL/Mellon Capital JNL 5 Fund
JNL/Mellon Capital Management JNL Optimized 5 Fund	JNL/Mellon Capital JNL Optimized 5 Fund
JNL/Mellon Capital Management S&P® SMid 60 Fund	JNL/Mellon Capital S&P® SMid 60 Fund
JNL/Mellon Capital Management NYSE® International 25 Fund	JNL/Mellon Capital NYSE® International 25 Fund
JNL/Mellon Capital Management Communications Sector Fund	JNL/Mellon Capital Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund	JNL/Mellon Capital Consumer Brands Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund	JNL/Mellon Capital Oil & Gas Sector Fund
JNL/Mellon Capital Management Financial Sector Fund	JNL/Mellon Capital Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund	JNL/Mellon Capital Healthcare Sector Fund
JNL/Mellon Capital Management Technology Sector Fund	JNL/Mellon Capital Technology Sector Fund

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1.	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 29, 2013, attached hereto.

2.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 29, 2013, attached hereto.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of December 14, 2012, effective as of April 29, 2013.

Jackson National Asset Management, LLC		Mellon Capital Management Corporation

By:	/s/ Mark D. Nerud	By:	/s/ Janet Lee

Name:	Mark D. Nerud	Name:	Janet Lee

Title:	President and CEO	Title:	Director

Schedule A
April 29, 2013

Funds
JNL/Mellon Capital DowSM 10 Fund
JNL/Mellon Capital S&P® 10 Fund
JNL/Mellon Capital Global 15 Fund
JNL/Mellon Capital 25 Fund
JNL/Mellon Capital Select Small-Cap Fund
JNL/Mellon Capital Nasdaq® 25 Fund
JNL/Mellon Capital Value Line® 30 Fund
JNL/Mellon Capital DowSM Dividend Fund
JNL/Mellon Capital S&P® 24 Fund
JNL/Mellon Capital VIP Fund
JNL/Mellon Capital JNL 5 Fund
JNL/Mellon Capital JNL Optimized 5 Fund
JNL/Mellon Capital S&P® SMid 60 Fund
JNL/Mellon Capital NYSE® International 25 Fund
JNL/Mellon Capital Communications Sector Fund
JNL/Mellon Capital Consumer Brands Sector Fund
JNL/Mellon Capital Financial Sector Fund
JNL/Mellon Capital Healthcare Sector Fund
JNL/Mellon Capital Oil & Gas Sector Fund
JNL/Mellon Capital Technology Sector Fund

A-1

Schedule B
April 29, 2013
(Compensation)

JNL/Mellon Capital DowSM 10 Fund
Average Daily Net Assets	Annual Rate
First $50 million	0.09%
Next $50 million	0.06%
$100 to $750 million	0.03%
Amounts over $750 Million	0.015%

JNL/Mellon Capital S&P® 10 Fund
Average Daily Net Assets	Annual Rate
First $50 million	0.09%
Next $50 million	0.06%
$100 to $750 million	0.03%
Amounts over $750 Million	0.015%

JNL/Mellon Capital Global 15 Fund
Average Daily Net Assets	Annual Rate
First $50 million	0.09%
Next $50 million	0.06%
$100 to $750 million	0.03%
Amounts over $750 Million	0.015%

JNL/Mellon Capital 25 Fund
Average Daily Net Assets	Annual Rate
First $50 million	0.09%
Next $50 million	0.06%
$100 to $750 million	0.03%
Amounts over $750 Million	0.015%

JNL/Mellon Capital Select Small Cap Fund
Average Daily Net Assets	Annual Rate
First $50 million	0.09%
Next $50 million	0.06%
$100 to $750 million	0.03%
Amounts over $750 Million	0.015%

JNL/Mellon Capital Nasdaq® 25 Fund
Average Daily Net Assets	Annual Rate
First $50 million	0.09%
Next $50 million	0.06%
$100 to $750 million	0.03%
Amounts over $750 Million	0.015%

JNL/Mellon Capital Value Line® 30 Fund
Average Daily Net Assets	Annual Rate
First $50 million	0.09%
Next $50 million	0.06%
$100 to $750 million	0.03%
Amounts over $750 Million	0.015%

JNL/Mellon Capital DowSM Dividend Fund
Average Daily Net Assets	Annual Rate
First $50 million	0.09%
Next $50 million	0.06%
$100 to $750 million	0.03%
Amounts over $750 Million	0.015%

JNL/Mellon Capital S&P® 24 Fund
Average Daily Net Assets	Annual Rate
First $50 million	0.09%
Next $50 million	0.06%
$100 to $750 million	0.03%
Amounts over $750 Million	0.015%

JNL/Mellon Capital VIP Fund
Average Daily Net Assets	Annual Rate
First $50 million	0.09%
Next $50 million	0.06%
$100 to $750 million	0.03%
Amounts over $750 Million	0.015%

JNL/Mellon Capital JNL 5 Fund
Average Daily Net Assets	Annual Rate
First $50 million	0.09%
Next $50 million	0.06%
$100 to $750 million	0.03%
Amounts over $750 Million	0.015%

JNL/Mellon Capital JNL Optimized 5 Fund
Average Daily Net Assets	Annual Rate
First $50 million	0.09%
Next $50 million	0.06%
$100 to $750 million	0.03%
Amounts over $750 Million	0.015%

JNL/Mellon Capital S&P® SMid 60 Fund
Average Daily Net Assets	Annual Rate
First $50 million	0.09%
Next $50 million	0.06%
$100 to $750 million	0.03%
Amounts over $750 Million	0.015%

JNL/Mellon Capital NYSE® International 25 Fund
Average Daily Net Assets	Annual Rate
First $50 million	0.09%
Next $50 million	0.06%
$100 to $750 million	0.03%
Amounts over $750 Million	0.015%

JNL/Mellon Capital Communications Sector Fund
Average Daily Net Assets	Annual Rate
First $50 million	0.09%
Next $50 million	0.06%
$100 to $750 million	0.03%
Amounts over $750 Million	0.015%

JNL/Mellon Capital Consumer Brands Sector Fund
Average Daily Net Assets	Annual Rate
First $50 million	0.09%
Next $50 million	0.06%
$100 to $750 million	0.03%
Amounts over $750 Million	0.015%

JNL/Mellon Capital Financial Sector Fund
Average Daily Net Assets	Annual Rate
First $50 million	0.09%
Next $50 million	0.06%
$100 to $750 million	0.03%
Amounts over $750 Million	0.015%

JNL/Mellon Capital Healthcare Sector Fund
Average Daily Net Assets	Annual Rate
First $50 million	0.09%
Next $50 million	0.06%
$100 to $750 million	0.03%
Amounts over $750 Million	0.015%

JNL/Mellon Capital Oil & Gas Sector Fund
Average Daily Net Assets	Annual Rate
First $50 million	0.09%
Next $50 million	0.06%
$100 to $750 million	0.03%
Amounts over $750 Million	0.015%

JNL/Mellon Capital Technology Sector Fund
Average Daily Net Assets	Annual Rate
First $50 million	0.09%
Next $50 million	0.06%
$100 to $750 million	0.03%
Amounts over $750 Million	0.015%